AETNA GET FUND
                              Series B and Series C


Supplement dated May 1, 1998 to the Series B Prospectus dated November 17, 1993 and the Series C Prospectus dated September 3, 1996

The information in this Supplement updates and amends the information contained in the Series B Prospectus of Aetna GET Fund ("Fund") dated November 17, 1993, and in the Fund's Series C Prospectus dated September 3, 1993, as amended by supplements dated March 14, 1997 and December 16, 1997, and should be read with the corresponding Prospectus.

Effective May 1, 1998, the investment adviser and administrator for Series B and Series C of the Fund will change from Aetna Life Insurance and Annuity Company to Aeltus Investment Management, Inc. ("Aeltus"). Aeltus is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., and an indirect wholly owned subsidiary of Aetna Inc. The change in investment adviser and administrator will not affect the services provided to either series of the Fund.

The change in investment adviser will have no effect on the Fund's advisory fee. In connection with the change in administrator, the Fund's administrative fee structure will change. Under the new fee structure, for providing administrative services, Aeltus will receive a fee of .075% of the average daily net assets on the first $5 billion of assets of each series and .05% of the average daily net assets over $5 billion of assets of each series.

XGETC.1-4                                                           May 1, 1998